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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-55416) of Integrated Telecom Express, Inc. of our report dated March 29, 2001 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California

April 2, 2001